UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 17th Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On October 16, 2013, Antero Resources Corporation (the “Company”) closed its initial public offering (the “Offering”) of 41,083,750 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $44.00 per share ($42.02 net of underwriting discounts), including the 3,409,091 additional shares purchased from Antero Resources Investment LLC (“Antero Investment”) and the 1,949,659 additional shares purchased from the Company pursuant to the full exercise of the underwriters’ options to purchase additional shares to cover over-allotments.  The material terms of the Offering are described in the prospectus, dated October 9, 2013 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission on October 10, 2013.

Registration Rights Agreement

In connection with the closing of the Offering, on October 16, 2013, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the owners of the membership interests of Antero Investment, including certain members of the Company’s management and investment funds affiliated with or managed by Warburg Pincus LLC, Yorktown Partners LLC and Trilantic Capital Partners (collectively, the “Sponsors”). Pursuant to the Registration Rights Agreement, the Company agreed to register the sale of shares of its Common Stock under certain circumstances.

At any time after the closing of the Offering, the Sponsors and certain other investors (collectively, the “Investor Members”) have the right to require the Company by written notice to register the sale of a number of their shares of Common Stock in an underwritten offering. The Company is required to provide notice of the request within 10 days following the receipt of any such demand request to all additional holders of Common Stock party to the Registration Rights Agreement, who may, in certain circumstances, participate in the registration. The Investor Members have the right to cause up to an aggregate of two such demand registrations (and up to four additional demand registrations that constitute “shelf registrations” as such term is defined in the Registration Rights Agreement).  In no event shall more than one demand registration occur during any six-month period or within 180 days (with respect to the Offering) or 90 days (with respect to any public offering other than the Offering) after the date of a final prospectus the Company files. Further, the Company is not obligated to effect any demand registration in which the anticipated aggregate offering price included in such offering is less than $50,000,000.  Once the Company is eligible to effect a registration statement on Form S-3, any such demand registration may be for a shelf registration statement. The Company will be required to maintain the effectiveness of any such registration statement until the earlier of 180 days (or two years if a “shelf registration” is requested) after the effective date and the consummation of the distribution by the participating holders.

If, at any time, the Company proposes to register an offering of Common Stock (subject to certain exceptions) for its own account, then it must give at least fifteen days’ notice to all holders of registrable securities to allow them to include a specified number of their shares in that registration statement.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective.

The obligations to register shares under the Registration Rights Agreement will terminate on the earlier of (i) ten years following the closing of the Offering and (ii) when no Registrable Common Stock remains outstanding. Registrable Common Stock means all Common Stock other than shares (i) sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), (ii) sold in a transaction exempt from registration under the Securities Act (including transactions pursuant to Rule 144(A), (iii) that have ceased to be outstanding, (iv) sold in a private transaction in which the transferor’s rights under the Registration Rights Agreement are not assigned to the transferee of the Common Stock or (v) that have become eligible for resale pursuant to Rule 144(b) (or any similar rule then in effect under the Securities Act).

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Contribution Agreement

On October 16, 2013, in connection with the closing of the Offering, the Company entered into a contribution agreement (the “Contribution Agreement”) with Antero Resources Midstream LLC (“Antero Midstream”), an entity that the Company controls and in which it owns 100% of the economic interests. Pursuant to the terms of the Contribution Agreement, the Company will contribute its midstream business to Antero Midstream. In connection with the closing of the contribution under the Contribution Agreement, which shall occur on the earlier of (i) the date on which Antero Midstream elects that such closing shall occur and (ii) April 24, 2014, the Company will enter into operational agreements with Antero Midstream to govern the business relationship between it and Antero Midstream, forms of which are included as exhibits to the Contribution Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Intercompany Credit Agreement

Also on October 16, 2013, in connection with the closing of the Offering, the Company entered into an intercompany credit agreement with Antero Midstream (the “Intercompany Credit Agreement”). The Intercompany Credit Agreement provides that the Company will make available to Antero Midstream up to $500 million in revolving credit facility borrowings from time to time (as more fully described below). The facility will mature on the earlier of May 12, 2016 or the consummation of Antero Midstream’s initial public offering. Interest on borrowings under the facility is payable by Antero Midstream at a rate equal to three-month LIBOR for the relevant borrowing period plus 2.5%.

The foregoing description is qualified in its entirety by reference to the full text of the Intercompany Credit Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Limited Liability Company Agreement of Antero Resources Midstream LLC

On October 1, 2013, the limited liability company agreement of Antero Midstream (the “Midstream LLC Agreement”) was adopted, with the Company and Antero Resources Midstream Management LLC (“Midstream Management”), a wholly owned subsidiary of Antero Investment, serving as the initial members in Antero Midstream.  The Midstream LLC Agreement grants (i) the Company 100% of the economic interests of Antero Midstream and (ii) Midstream Management a special membership interest that does not have any management or economic rights other than the right to cause an initial public offering of Antero Midstream through a master limited partnership or similar structure. The decision whether to cause an initial public offering of Antero Midstream will be in the sole discretion of the board of directors of Antero Investment, which consists of affiliates of the Sponsors and members of the Company’s management. Following the completion of an initial public offering of Antero Midstream, the special membership interest will automatically convert into a general partner interest and incentive distribution rights in the newly converted master limited partnership. A summary of the principal terms of the initial public offering, should it occur, are included as an exhibit to the Midstream LLC Agreement.

The Midstream LLC Agreement contains customary indemnification provisions, whereby the Company agrees to indemnify and hold harmless, subject to certain exceptions, each member of Antero Midstream and their respective partners, members, equityholders, directors, managers, officers and employees against any loss, liability, damage, judgment, demand, claim, cost or expenses incurred by such person arising out of any act or omission of any such person in its capacity as a member of Antero Midstream or their respective partners, members, equityholders, directors, managers, officers and employees.

The foregoing description is qualified in its entirety by reference to the full text of the Midstream LLC Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Indemnification Agreements

Also on October 16, 2013, in connection with the closing of the Offering, the Company entered into indemnification agreements with each of its directors and officers (the “Indemnification Agreements”). These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is incorporated by reference as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Relationships

As more fully described in the Prospectus, Antero Investment owns 84.3% of the Common Stock outstanding on the date hereof. Antero Investment is primarily owned by investment funds affiliated with the Sponsors and certain members of the Company’s management. A portion of the remaining membership interests in Antero Investment are held by Antero Resources Employee Holdings LLC (“Employee Holdings”), which is wholly owned by employees of the Company. The compensation committee of Antero Investment has voting and control rights over the shares held by Employee Holdings.

Additionally, Antero Investment indirectly owns a special membership interest in Antero Midstream through its ownership of Midstream Management, as more fully described above.

As a result of the relationships above, certain members of the Company’s management and board of directors serve as members of management or directors for Antero Investment, Midstream Management and Antero Midstream.

Item 3.02                   Unregistered Sales of Equity Securities.

As previously disclosed, on October 1, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Antero Investment and Antero Resources LLC (“Antero LLC”), which was effective upon filing a Certificate of Merger with the Secretary of State of the State of Delaware on October 16, 2013 (the “Effective Time”).  At the Effective Time, (i) all of the membership interests in Antero LLC issued and outstanding immediately prior to the Effective Time were converted into 224,375,000 shares of Common Stock and held by Antero Investment, (ii) the membership interests in Antero Investment held by Antero LLC ceased to exist with no payment being made with respect thereto and (iii) Antero LLC was merged into the Company. The foregoing transaction was undertaken in reliance upon an exemption from the registration requirements of the Securities Act by Section 4(a)(2) thereof.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On October 1, 2013, Robert J. Clark, Benjamin A. Hardesty and James R. Levy were appointed to the board of directors of the Company (the “Board”), to be effective on October 16, 2013 in connection with the closing of the Offering.  Robert J. Clark will serve as a Class III director and was appointed to serve on the Board’s audit committee and compensation committee.  Benjamin A. Hardesty will serve as a Class III director and was appointed to serve on the Board’s compensation committee and nominating and governance committee.  James R. Levy will serve as a Class I director and was appointed to serve on the Board’s audit committee and compensation committee.

There are no family relationships between Messrs. Clark, Hardesty or Levy that would require disclosure pursuant to Item 401(d) of Regulation S-K. There are no arrangements or understandings between Messrs. Clark, Hardesty or Levy and any other persons pursuant to which Messrs. Clark, Hardesty or Levy were selected as directors. Mr. Levy is Partner of Warburg Pincus & Co., one of the Sponsors.

There are no relationships between Messrs. Clark, Hardesty or Levy or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

As described in Item 1.01, in connection with their appointment to the Board, the Company entered into Indemnification Agreements with each of Messrs. Clark, Hardesty and Levy. The descriptions of the Indemnification Agreements provided under Item 1.01 are incorporated in this Item 5.02 by reference. In connection with their appointment to the Board, Messrs. Clark, Hardesty and Levy were granted awards under the Antero Resources Corporation Long-Term Incentive Plan consistent with the Company’s non-employee director compensation policy.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Certificate of Incorporation

On October 16, 2013, in connection with the closing of the Offering, the Company amended and restated its Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on October 16, 2013.  A description of the Certificate of Incorporation is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws

On October 16, 2013, in connection with the closing of the Offering, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”).  A description of the Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01                  Financial Statements and Exhibits.

(d)         Exhibits.

EXHIBIT	DESCRIPTION

3.1	Amended and Restated Certification of Incorporation of Antero Resources Corporation.
3.2	Amended and Restated Bylaws of Antero Resources Corporation.
10.1	Registration Rights Agreement, dated as of October 16, 2013, by and among Antero Resources Corporation and the owners of the membership interests in Antero Resources Investment LLC.
10.2	Contribution Agreement, dated as of October 16, 2013, by and between Antero Resources Corporation and Antero Resources Midstream LLC.
10.3	Intercompany Credit Agreement, dated as of October 16, 2013, by and between Antero

EXHIBIT	DESCRIPTION
Resources Corporation and Antero Resources Midstream LLC.
10.4	Limited Liability Company Agreement of Antero Resources Midstream LLC.
10.5

Indemnification Agreement (incorporated by reference to Exhibit 10.15 to Amendment No. 3 to Antero Resources Corporation’s Registration Statement on Form S-1, filed on September 24, 2013, File No. 333-189284).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: October 17, 2013

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3.1	Amended and Restated Certification of Incorporation of Antero Resources Corporation.
3.2	Amended and Restated Bylaws of Antero Resources Corporation.
10.1	Registration Rights Agreement, dated as of October 16, 2013, by and among Antero Resources Corporation and the owners of the membership interests in Antero Resources Investment LLC.
10.2	Contribution Agreement, dated as of October 16, 2013, by and between Antero Resources Corporation and Antero Resources Midstream LLC.
10.3	Intercompany Credit Agreement, dated as of October 16, 2013, by and between Antero Resources Corporation and Antero Resources Midstream LLC.
10.4	Limited Liability Company Agreement of Antero Resources Midstream LLC.
10.5

Indemnification Agreement (incorporated by reference to Exhibit 10.15 to Amendment No. 3 to Antero Resources Corporation’s Registration Statement on Form S-1, filed on September 24, 2013, File No. 333-189284).